UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 2004



                       Structured Obligations Corporation

             (Exact name of registrant as specified in its charter)


Delaware                001-32015               13-3741177
(State or other         (Commission             (IRS Employer
jurisdiction of         File                    Identification
incorporation or        Number)                 Number)
organization)

           270 Park Avenue, New York, New York          10013
           ----------------------------------------------------
           (Address of principal executive offices)  (Zip Code)
            Registrant's telephone number including area code (212) 834-6000.

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17CFR 230.425)
      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17CFR 240.14a-12)
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

      This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the Select Notes Trust LT 2003-1.

      Each issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, which represents ten percent (10%) or more of the aggregate principal amount of all securities held by the trust is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Obligations Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Obligations Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, or an underlying security have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.



Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits:

     1. Trustee's Report with respect to the December 15, 2004 Distribution Date for the Select Notes Trust LT 2003-1

                                  SIGNATURES




           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   By:  /s/ Chadwick S. Parson
                                   ________________________________
                                   Name:   Chadwick S. Parson
                                   Title:  Authorized Signatory





















December 22, 2004

EXHIBIT INDEX


Exhibit                                                         Page

   1    Trustee's Report with respect to the December 15,        5
        2004 Distribution Date for the Select Notes Trust
        LT 2003-1

                            Exhibit 1

To the
Holders of:
Select Notes Trust LT 2003-1
Long Term Certificates  Series
2003-1
*CUSIP:  81619PAA5

U.S. Bank Trust National Association, as Trustee for the Select Notes Trust LT 2003-1 (the "Trust"), hereby gives notice with respect to Interest Period commencing on the day after November 15, 2004 and including the December 15, 2004 Interest Distribution Date (the "Interest Period") in respect of the December 15, 2004 Interest Distribution Date (the "Interest Distribution Date") as follows:

1. The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificateholder's pro rata portion of this amount is the amount to be included in such
     Certificateholder's Form 1099).
                           $458,125.00

   a. Per certificate held amount of interest income to be included in Form 1099 for the year ending December 31, 2004 is set forth below.
                           $ 8.761235

2.   The total of all interest distributed to Certificate holders during the Interest Period is set forth below.
                           $263,750.00

3.  Total amount of advances made to the Trustee on   $ 0.00
    the Interest Distribution Date is

4.  Total amount of advances repaid to the Advancing
    Party during the Interest Period is                 $194,375.00


5.  The net total of repayments made during
    the Interest Period is                   $194,375.00


   a. The net amount owed by the Trust to the Advancing Party on the Interest Distribution Date is set forth below.
                           $607,025.00

6. The total amount of interest expense paid to the Advancing Party on the Interest Distribution Date is set forth below (each Certificateholder's pro rata portion of this amount should be included in a footnote to such Certificateholder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).
                           $20,000.00

   a. Per certificate held amount of interest expense to be included in Form 1099 for the year ending December 31, 2004 is set forth below.
                           $ 0.382482

7. At the close of business on the Interest Distribution Date, there were 52,290 Certificates outstanding.

8. Payments made on Underlying Securities during the Interest period are as set forth below.
-------------------------------------------------------------
Payment    Description of Underlying   Principal   Interest
Date       Security
-------------------------------------------------------------
 12/01/04  Merck & Co., Inc. 5.95%       $ 0.00  $148,750.00
           Debentures due December 1,
           2028.
-------------------------------------------------------------
 12/01/04  Sears Roebuck Acceptance      $ 0.00  $162,500.00
           Corp. 6.50% Notes due
           December 1, 2028.
-------------------------------------------------------------
 11/29/04  International Business        $ 0.00  $146,875.00
           Machines Corporation 5.875%
           Debentures due November 29,
           2032.
-------------------------------------------------------------

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.




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